SCHEDULE A

                       Funds Offering Advisor Class Shares

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Issuer and Fund(s)                                                                          Date Plan Adopted
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AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham GNMA Fund                                                                       August 1, 1997
      Benham Intermediate-Term Treasury Fund                                                 August 1, 1997
      Benham Long-Term Treasury Fund                                                         August 1, 1997
      Benham Short-Term Government Fund                                                      August 1, 1997
      Benham Short-Term Treasury Fund                                                        August 1, 1997

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund                                                         August 1, 1997

AMERICAN CENTURY INTERNATIONAL TRUST
      Benham Prime Money Market Fund                                                          April 1, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  2000                                                  August 1, 1997
      Benham Target Maturities Trust:  2005                                                  August 1, 1997
      Benham Target Maturities Trust:  2010                                                  August 1, 1997
      Benham Target Maturities Trust:  2015                                                  August 1, 1997
      Benham Target Maturities Trust:  2020                                                  August 1, 1997
      Benham Target Maturities Trust:  2025                                                  August 1, 1997

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                                                    August 1, 1997
      American Century Income & Growth Fund                                                  August 1, 1997
      American Century Global Gold Fund                                                      August 1, 1997
      American Century Global Natural Resources Fund                                         August 1, 1997
      American Century Utilities Fund                                                        August 1, 1997
      American Century Small Cap Quantitative Fund                                           June 29, 1998
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

                                      AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                      AMERICAN CENTURY INTERNATIONAL BOND FUND
                                      AMERICAN CENTURY INVESTMENT TRUST
                                      AMERICAN CENTURY TARGET MATURITIES TRUST
                                      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


                                      /s/Douglas A. Paul
                                      Douglas A. Paul
                                      Vice President and Secretary